Exhibit 99.1

Livent Corporation
2929 Walnut Street
Philadelphia, PA 19104
USA

215.299.6000
Livent.com

News Release

Media Contact: Juan Carlos Cruz +1.215.299.6170
Juan.Carlos.Cruz@livent.com
Investor Contact: Daniel Rosen +1.215.299.6208
Daniel.Rosen@livent.com

Livent Resumes Operations In Argentina

PHILADELPHIA, April 6, 2020 /PRNewswire/ -- Livent Corporation (NYSE: LTHM) today announced that it has resumed operations in Argentina after receiving authorization from the government. The company will continue to work closely with local authorities to ensure all necessary precautions are taken to protect the health and well-being of employees, their families and the communities in which it operates.

Additionally, in light of the evolving impact of COVID-19 and the broader uncertainty in the global business environment, the company is withdrawing its previously issued full-year 2020 guidance. Livent plans to provide an updated outlook once it has greater clarity regarding the implications of COVID-19 on its business. The company remains focused on maintaining its financial flexibility and will continue to manage its cash flow and capital allocation decisions to navigate through this challenging environment.

About Livent
For more than six decades, Livent has partnered with its customers to safely and sustainably use lithium to power the world. Livent is one of only a small number of companies with the capability, reputation, and know-how to produce high-quality finished lithium compounds that are helping meet the growing demand for lithium. The company has one of the broadest product portfolios in the industry, powering demand for green energy, modern mobility, the mobile economy, and specialized innovations, including light alloys and lubricants. Livent employs approximately 800 people throughout the world and operates manufacturing sites in the United States, England, India, China and Argentina. For more information, visit Livent.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this news release are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as "aims," "anticipates," "believe," "believes," "continue," "could," "estimates," "expect," "expects," "forecasts," "intends," "is confident that," "may," "might," "plans," "potential," "predicts," "projects," "should," "will," "will continue to," "will likely result," the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Livent, may include projections of Livent's future financial performance, Livent's anticipated growth strategies and anticipated trends in Livent's business. These statements are only predictions based on Livent's current expectations and projections about future events.
There are important factors that could cause Livent's actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the continuing impacts of the COVID-19 pandemic; a decline in the growth in demand for electric vehicles with high performance lithium compounds; reduced customer demand, or delays in growth of customer demand, for higher performance lithium compounds; volatility in the price for performance lithium compounds; adverse global economic conditions; competition; risks relating to Livent's planned production expansion and related capital expenditures, including any temporary suspension of our expansion efforts; the potential development and adoption of battery technologies that do not rely on performance lithium compounds as an input; liquidity and access to credit; the success of Livent's research and development efforts; risks inherent in international operations and sales, including political, financial and operational risks specific to Argentina, China and other countries where Livent has active operations; customer concentration and the possible

Livent Resumes Operations In Argentina

loss of, or significant reduction in orders from, large customers; failure to satisfy customer quality standards; fluctuations in the price of energy and certain raw materials; employee attraction and retention; union relations; cybersecurity breaches; our ability to protect our intellectual property rights; the lack of proven reserves; legal and regulatory proceedings, including any shareholder lawsuits; compliance with environmental, health and safety laws; changes in tax laws; risks related to our separation from FMC Corporation; risks related to ownership of our common stock, including price fluctuations and the lack of dividends; as well as the other factors described under the caption entitled "Risk Factors" in Livent's 2019 Form 10-K filed with the Securities and Exchange Commission on February 28, 2020, as they may be updated.
Although Livent believes the expectations reflected in the forward-looking statements are reasonable, Livent cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Livent nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Livent is under no duty to update any of these forward-looking statements after the date of this news release to conform its prior statements to actual results or revised expectations.